UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2023
MEDIFAST, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31573 (Commission File Number)	13-3714405 (I.R.S. Employer Identification No.)
100 International Drive, Baltimore, Maryland 21202
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code: (410) 581-8042
N/A
(Former Name or Former Address, if Changed Since Last Report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MED	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01.    Regulation FD Disclosure.

On September 26, 2023, Medifast, Inc. (the "Company") attended an investor meeting, during which management of the Company discussed its previously disclosed Fuel for the Future program, and inadvertently shared the Company's internal target, that was established at the beginning of 2023, of anticipated flat revenue growth for Fiscal Year 2024, which could be perceived as providing guidance. There was no intention to provide 2024 guidance, as the Company has not yet finalized its forecast and planning for 2024, and therefore no reliance should be made on such information. The 2024 aspirational, internal, revenue target is subject to numerous uncertainties as described below and could meaningfully change depending on future developments.

This Current Report on Form 8-K is being furnished solely to satisfy the requirements of Regulation FD in light of the inadvertent disclosure. The information furnished pursuant to this Current Report on Form 8-K shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth by specific reference in such filing that such information is to be considered “filed” or incorporated by reference therein.

Forward Looking Statements

Please Note: The statements contained above regarding anticipated revenue growth for Fiscal Year 2024 include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These statements are based on the current expectations of the management of Medifast and are subject to certain events, risks, uncertainties and other factors. Some of these factors include, among others, risks associated with Medifast’s direct-to-consumer business model; the impact of rapid growth on Medifast’s systems; disruptions in Medifast’s supply chain; Medifast’s inability to continue to develop new products; effectiveness of Medifast’s advertising and marketing programs, including use of social media by independent OPTAVIA Coaches; Medifast’s inability to maintain and grow the network of independent OPTAVIA Coaches; the departure of one or more key personnel; Medifast’s inability to protect against online security risks and cyber attacks; to protect its brand and intellectual property, or to protect against product liability claims; Medifast’s planned growth into domestic and international markets; adverse publicity associated with Medifast’s products; Medifast’s inability to continue declaring dividends; fluctuations of Medifast’s common stock market price; the prolonged effects of COVID-19 on consumer spending and disruptions to our distribution network, supply chains and operations; increases in competition or litigation; the consequences of other geopolitical events, including natural disasters, global health crises, acts of war (including the war in Ukraine), changes in trade policies and tariff s,climate change, regulatory changes, increases in costs of raw materials, fuel, or other energy, transportation, or utility costs and in the costs of labor and employment, labor shortages, supply chain issues and the resulting impact on market conditions and consumer sentiment and spending; and Medifast’s ability to prevent or detect a failure of internal control over financial reporting. Although Medifast believes that the expectations, statements and assumptions reflected in these forward-looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward-looking statement in this release, as well as those set forth in its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and other filings filed with the United States Securities and Exchange Commission, including its quarterly reports on Form 10-Q and current reports on Form 8-K. All of the forward-looking statements contained herein speak only as of the date of this Report.
Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

	104.1	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIFAST, INC.

	By:	/s/ James P. Maloney
James P. Maloney
Chief Financial Officer

Dated: September 27, 2023